CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-85834.

                                        /s/ ARTHUR ANDERSEN LLP

     New York, New York
     May 31, 2002